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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934


                                March 24, 2000
               Date of Report (Date of earliest event reported)


                                 XIRCOM, INC.
            (Exact name of registrant as specified in its charter)


    California                     0-19856                     95-4221884
----------------              ----------------             -------------------
(State or other               (Commission File              (I.R.S. Employer
 jurisdiction of                   Number)                 Identification No.)
 incorporation)


                          2300 Corporate Center Drive
                         Thousand Oaks, CA 91320-1420
                   (Address of principal executive offices)

                                (805) 376-9300
             (Registrant's telephone number, including area code)


                                Not Applicable

             (Former name or address, if change since last report)
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Item 5.  Other Events.

    The purpose of this Form 8-K is to file a press release issued by Xircom, Inc. on March 24, 2000 announcing the Company's revised second quarter revenue and earnings estimates for the three month period ending March 31, 2000. A copy of the press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference to this Item 5.

Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits.

99.1 - Press Release dated March 24, 2000 entitled "Xircom Projects Second-Quarter 2000 Results"
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             XIRCOM, INC.


Dated:  March 24, 2000                       By: /s/ RANDALL H. HOLLIDAY
                                             -----------------------------
                                             Randall H. Holliday
                                             Secretary and General Counsel
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                               INDEX TO EXHIBITS



EXHIBIT
NUMBER        DESCRIPTION
-------       -----------
 99.1 Press Release dated March 24, 2000 entitled "Xircom Projects Second-Quarter 2000 Results"